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                                                              Exhibit 10.12(b)

      AMENDMENT NO. 2 TO CATASTROPHE EQUITY SECURITIES ISSUANCE
               OPTION AND REINSURANCE OPTION AGREEMENT

         This Amendment No. 2 to Catastrophe Equity Securities Issuance Option and Reinsurance Option Agreement (this "Amendment") is entered into and effective as of February 15, 1997 with respect to that certain Catastrophe Equity Securities Issuance Option and Reinsurance Option Agreement dated February 15, 1997, as amended (together with all the Exhibits and Schedules and all ancillary, related or supporting documents, the "Agreement") between Horace Mann Educators Corporation, a Delaware corporation ("HM") and Centre Reinsurance (U.S.) Limited, a Bermuda corporation ("Centre Re").

RECITALS

         WHEREAS, HM and Centre Re are parties to the Agreement which has been previously amended by that certain Amendment No. 1 to Catastrophe Equity Securities Issuance Option Agreement dated as of February 15, 1997 between HM and Centre Re;

         WHEREAS, HM and Centre Re wish to further amend the terms of Sections
1.9 and 2.1 of the Agreement as set forth in this Amendment;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, HM and Centre Re agree as follows:

AGREEMENT

        1. Section 1.9. In accordance with Section 1.9, the Exposure Period is hereby extended to 12:00 A.M. Central Time on January 1, 2002.

        2. Section 2.1. Clause (b) of the first sentence of Section 2.1 is hereby amended by replacing "for all subsequent Agreement Years, 1.475%" with "for the second Agreement Year 1.475%, and for all subsequent Agreement Years 0.95%,". The second sentence of Section 2.1 is hereby amended by replacing "and subsequent Option Fee payments shall be delivered on January 1 (or, if such day is not a business day, the next following business day) of 1998 and each subsequent year within the Exposure Period (as it may be extended)" with "the second Option Fee payment shall be delivered on January 1, 1998 (or, if such day is not a business day, the next following business day), and subsequent Option Fee payments shall be paid in four equal quarterly installments on February 15, May 15, August 15 and November 15 (or, in each case, if such date is not a business day, the next following business day) of the Agreement Year within the Exposure Period (as it may be extended) to which such Option Fee applies.

        3. Conformed Copies. The amendments to the Agreement described in the Amendment shall be contained in conformed copies of the Agreement, its Exhibits and Schedules to be exchanged between the parties. No conformed copies of any ancillary,

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supporting or related documents or instruments other than the Exhibits and
Schedules shall be delivered, it being agreed that any such ancillary, supporting or related documents or instruments remain in full force and effect subject to the amendments set forth in Sections 1 and 2 above.

        4. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed as of the date first written above.

Horace Mann Educators Corporation             Centre Reinsurance (U.S.) Limited


By: /s/ Paul J. Kardos                        By: /s/  Tara Leonard
   ----------------------------                 ------------------------------
Printed Name: Paul J. Kardos                  Printed Name: Tara Leonard
             ------------------                            -------------------
Title: President                              Title: SVP & CAN
      -------------------------                     --------------------------


By: /s/ George Zock
   ----------------------------
Printed Name: George Zock
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Title: Executive Vice President
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